                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  June   18, 2002
--------------------------------
(Date of earliest event reported)


                     Merrill Lynch Mortgage Investors, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      333-84456                     13-3416059
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 (State or Other                  (Commission                 (I.R.S. Employer
 Jurisdiction of                  File Number)               Identification No.)
 Incorporation)



  4 World Financial Center, 10th Floor,
  250 Vesey Street, New York, New York                           10080
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(Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code: (212) 449-1000

ITEM 5.       OTHER EVENTS.

                  Attached are collateral term sheets (the "Term
Sheets") furnished to the Registrant on behalf of the underwriters by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. and Deutsche Bank Securities Inc. (the "Underwriters"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2002-MW1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-84456) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

                  The Term Sheets were prepared for the Underwriters by Merrill Lynch, Pierce, Fenner & Smith Incorporated; the Registrant did not prepare or participate in the preparation of the Term Sheets.

                  Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Exhibit  99      Term Sheets

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By: /s/ Michael M. McGovern
                                            -----------------------------------
                                            Name:  Michael M. McGovern
                                            Title: Secretary


Date:  June 21, 2002

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K
Exhibit No.                       Description                              Page
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99                                Term Sheets                                5